INTEGRITY MUTUAL FUNDS, INC. AND SUBSIDIARIES	Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integrity Mutual Funds, Inc. (the “Company) on Form 10-KSB for the year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Robert E. Walstad, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)            the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2004	By /s/ Robert E. Walstad
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Robert E. Walstad
Chief Executive Officer,
Chairman, and Director
(Principal Executive Officer)